Exhibit 10.1
FORM OF

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
by and among
COMPRESSCO, INC.,
COMPRESSCO FIELD SERVICES, INC.,
COMPRESSCO CANADA, INC.,
COMPRESSCO LEASING, LLC,
COMPRESSCO MEXICO INVESTMENT I, LLC,
COMPRESSCO MEXICO INVESTMENT II, LLC,
COMPRESSCO DE MEXICO, S. DE R.L. DE C.V.,
COMPRESSCO PARTNERS GP INC.,
COMPRESSCO PARTNERS, L.P.,
COMPRESSCO PARTNERS OPERATING, LLC,
COMPRESSCO INTERNATIONAL, LLC,
COMPRESSCO FIELD SERVICES INTERNATIONAL, LLC,
COMPRESSCO DE ARGENTINA S.R.L.,
COMPRESSCO NETHERLANDS B.V.,
COMPRESSCO HOLDINGS, LLC,
COMPRESSCO NETHERLANDS COÖPERATIEF U.A.,
COMPRESSCO PARTNERS SUB, INC.,
TETRA INTERNATIONAL INCORPORATED,
PRODUCTION ENHANCEMENT MEXICO, S.A. DE C.V.,
PROVIDENCE NATURAL GAS, LLC
and
TETRA TECHNOLOGIES, INC.
Dated as of [•]

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
     This Contribution, Conveyance and Assumption Agreement, dated as of [•] (this “Agreement”), is by and among Compressco, Inc., a Delaware corporation (“Compressco”), Compressco Field Services, Inc., an Oklahoma corporation and wholly owned subsidiary of Compressco (“CFSI”), Compressco Canada, Inc., an Alberta corporation and wholly owned subsidiary of Compressco (“Cansub”), Compressco Leasing, LLC, a Delaware limited liability company and wholly owned subsidiary of CFSI (“Leaseco”), Compressco Mexico Investment I, LLC, a Delaware limited liability company and wholly owned subsidiary of CFSI (“Mexico Sub 1”), Compressco Mexico Investment II, LLC, a Delaware limited liability company and wholly owned subsidiary of CFSI (“Mexico Sub 2”), Compressco de Mexico, S. de R.L. de C.V., a Mexican limited liability corporation of variable capital and subsidiary of Mexico Sub I and Mexico Sub II (“CP Mexico”), Compressco Partners GP Inc., a Delaware corporation and wholly owned subsidiary of CFSI (the “General Partner”), Compressco Partners, L.P., a Delaware limited partnership and subsidiary of CFSI and the General Partner (the “Partnership”), Compressco Partners Operating, LLC, a Delaware limited liability company and wholly owned subsidiary of CFSI (“OPCO”), Compressco Field Services International, LLC, a Delaware limited liability company and wholly owned subsidiary of CFSI (“Argentina Sub 1”), Compressco International, LLC, a Delaware limited liability company and wholly owned subsidiary of CFSI (“Argentina Sub 2”), Compressco de Argentina S.R.L., an Argentina entity and subsidiary of Argentina Sub 1 and Argentina Sub 2 (“Compressco Argentina”), Compressco Netherlands B.V., a Netherlands private limited liability company and wholly owned subsidiary of CFSI (“Compressco Dutch BV”), Compressco Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of CFSI (“Compressco Holdings”), Compressco Netherlands Coöperatief U.A., a Netherlands coöperatief and subsidiary of CFSI and Compressco Holdings (“Compressco Dutch Co-op”), Compressco Partners Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Partnership (“MLP Sub”), TETRA International Incorporated, a Delaware corporation (“TII”), Production Enhancement Mexico, S.A. de C.V., a Mexico [___] (“PE Mexico”), Providence Natural Gas, LLC, an Oklahoma limited liability company (“Providence”), and TETRA Technologies Inc., a Delaware corporation. The above-named entities are sometimes referred to in this Agreement singularly as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Article I.
RECITALS
     WHEREAS, the General Partner and CFSI have formed the Partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.
     WHEREAS, concurrently with or immediately following the completion of the transactions contemplated hereby, the Partnership shall consummate an initial public offering (the “IPO”) of its Common Units.

     WHEREAS, in furtherance of the objectives and purposes set forth in the preceding recitals, the Parties hereby acknowledge that each of the following actions was taken prior to the date hereof:
1.	CFSI formed Leaseco under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed [$1,000] to Leaseco in exchange for all of the membership interests in Leaseco (such membership interests, the “Leaseco Interests”).

2.	CFSI sold the compressor units and equipment used to conduct its U.S.-based production enhancement services business (such compressor units and equipment, as set forth on Schedule 1, the “Production Enhancement Services Assets”) to Leaseco in exchange for a note receivable issued by Leaseco (the “Leaseco Note”) in the amount of $[•], and thereafter Leaseco leased the Production Enhancement Services Assets to CFSI.

3.	CFSI formed Mexico Sub 1 under the terms of the Delaware LLC Act and contributed [$1,000] to Mexico Sub 1 in exchange for all of the membership interests in Mexico Sub 1 (such membership interests, the “Mexico Sub 1 Interests”).

4.	CFSI formed Mexico Sub 2 under the terms of the Delaware LLC Act and contributed [$1,000] to Mexico Sub 2 in exchange for all of the membership interests in Mexico Sub 2 (such membership interests, the “Mexico Sub 2 Interests”).

5.	Mexico Sub 1 and Mexico Sub 2 formed CP Mexico and contributed [MXN $1,530] and [MXN $1,470], respectively, to CP Mexico, in exchange for 51% and 49% of the ownership interests, respectively, in CP Mexico.

6.	CFSI formed the General Partner under the terms of the Delaware General Corporation Law (the “DGCL”) and contributed [$1,000] to the General Partner in exchange for all of the shares of common stock of the General Partner.

7.	CFSI and the General Partner formed the Partnership under the terms of the Delaware LP Act and contributed $999 and $1, respectively, to the Partnership in exchange for a 99.9% limited partner interest and a 0.1% general partner interest, respectively, in the Partnership.

8.	CFSI formed OPCO under the terms of the Delaware LLC Act and contributed [$1,000] to OPCO in exchange for all of the membership interests in OPCO (such membership interests, the “OPCO Interests”).

9.	CFSI formed Argentina Sub 1 under the Delaware LLC Act and contributed [$1,000] to Argentina Sub 1 in exchange for all of the membership interests in Argentina Sub 1 (the “Argentina Sub 1 Interests”).

10.	CFSI formed Argentina Sub 2 under the Delaware LLC Act and contributed [$1,000] to Argentina Sub 2 in exchange for all of the membership interests in Argentina Sub 2 (the “Argentina Sub 2 Interests”).

11.	Argentina Sub 1 and Argentina Sub 2 formed Compressco Argentina under Argentina laws, and contributed [$____] and [$____], respectively, to Compressco Argentina, in exchange for 90% and 10% of the ownership interests, respectively, in Compressco Argentina.

12.	CFSI formed Compressco Dutch BV under the laws of the Netherlands and contributed [$____] to Compressco Dutch BV in exchange for all of the ownership interests in Compressco Dutch BV.

13.	CFSI formed Compressco Holdings under the Delaware LLC Act and contributed [$____] in exchange for all of the membership interests in Compressco Holdings (the “Compressco Holdings Interests”).

14.	CFSI and Compressco Holdings formed Compressco Dutch Co-op under the laws of the Netherlands, and contributed [$_____] and [$______], respectively, in exchange for 99% and 1%, respectively, of the membership interests in Compressco Dutch Co-op.

15.	The Partnership formed MLP Sub under the terms of the DGCL and contributed [$1,000] to MLP Sub in exchange for all of the shares of common stock of MLP Sub.

     WHEREAS, in furtherance of the objectives and purposes set forth in the first two recitals hereto, the Parties desire that each of the following transactions shall occur at or immediately before the Effective Time (as hereinafter defined):
1.	CFSI shall convey its 99.9% limited partner interest in the Partnership to the General Partner.

2.	Compressco, Inc. shall convey all of the outstanding shares of common stock of Cansub, no par value (the “Cansub Shares”), to CFSI.

3.	CFSI shall (i) sell to Cansub an undivided 66.7% interest (the “Cansub Sale Interest”) in (a) the compressor units and equipment utilized to conduct CFSI’s Canadian-based production enhancement equipment rental business (such compressor units and equipment, as set forth on Schedule 2 hereto, the “Cansub Assets”), (b) the compressor units and equipment utilized to conduct CFSI’s Indonesian-based production enhancement equipment rental business (such compressor units and equipment, as set forth on Schedule 3 hereto, the “Indonesian Assets”) and (c) the production enhancement rental contracts pursuant to which it leases the Indonesian Assets (such contracts, as set forth on Schedule 3 hereto, the “Indonesian Contracts”) in exchange for a note receivable (the “Cansub Note”) equal in value to 66.7% of the fair market value of the Cansub Assets, the Indonesian Assets and the Indonesian Contracts and (ii)

contribute to Cansub an undivided 33.3% interest (the “Cansub Contribution Interest”) in the Cansub Assets, the Indonesian Assets and the Indonesian Contracts.

4.	CFSI shall (i) contribute to Compressco Dutch BV (a) all of the Cansub Shares and (b) all of the Mexico Sub 1 Interests, and (c) all of the Mexico Sub 2 Interests and (ii) sell the Cansub Note to Compressco Dutch BV in exchange for a note receivable issued by Compressco Dutch BV in the amount of [$______] (the “BV Note”).

5.	CFSI shall contribute 99.0% and 1.0% of the ownership interests in Compressco Dutch BV to Compressco Dutch Co-op and Compressco Holdings, respectively, and Compressco Holdings shall contribute such 1.0% of the ownership interests in Compressco Dutch BV to Compressco Dutch Co-op.

6.	CFSI shall convey to OPCO (i) all of CFSI’s production enhancement services contracts with CFSI’s U.S.-based customers (such contracts, as set forth on Schedule 4 hereto, the “Domestic Contracts”), (ii) all of CFSI’s leasehold interests in the Production Enhancement Services Assets (such leasehold interests, as set forth on Schedule 5 hereto, the “U.S. Leasehold Interests”), (iii) [_____] GasJack® compressor units and [_____] VJack™ compressor units (such compressor units, as set forth on Schedule 6 hereto, the “U.S. Rental Equipment”) (iv) the Leaseco Note, (v) all of the Leaseco Interests, (vi) all of the ownership interests in Compressco Dutch Co-op that are owned by CFSI, (vii) all of the Compressco Holdings Interests, (viii) the BV Note, (ix) all of the Argentina Sub 1 Interests and (x) all of the Argentina Sub 2 Interests.

7.	CFSI shall convey to the General Partner (a) all of the OPCO Interests and (b) all of the assets and liabilities comprising CFSI’s manufacturing business and domestic rental business and [_____] GasJack® compressor units and [_____] VJack™ compressor units (such assets, liabilities and compressor units, the “MLP Sub Business”) in exchange for (x) the assumption by the General Partner of a $31.5 million promissory note owed by CFSI to Tetra Financial Services, Inc. (the “Intercompany Liability”) and (y) [___] newly issued shares of common stock of the General Partner.

8.	The Partnership shall (a) redeem the 99.9% initial limited partner interest in the Partnership and the 0.1% initial general partner interest in the Partnership held by the General Partner and (b) refund and distribute to the General Partner the initial capital contributions made by CFSI and the General Partner to the Partnership, along with any interest or other profit that resulted from the investment or other use of such initial capital contributions.

9.	The General Partner shall contribute to the Partnership (i) all of the OPCO Interests and (ii) the MLP Sub Business (the items set forth in clauses (i) and (ii), together, the “GP Contribution”), in exchange for (a) a 2.0% general partner interest in the Partnership, (b) the Incentive Distribution Rights, (c) [ ] Common

Units representing a [ ]% limited partner interest in the Partnership, (d) [ ] Subordinated Units representing a [ ]% limited partner interest in the Partnership, (e) a right to receive the proceeds from the Over-Allotment Option (as hereinafter defined) and/or additional Common Units (to the extent the Over-Allotment Option is not exercised) and (f) the assumption by the Partnership of the Intercompany Liability.

10.	TII shall (i) cancel its lease agreements with respect to the compressor units and other equipment TII currently leases to CP Mexico and PE Mexico (the “TII Equipment”) and contribute the TII Equipment to the Partnership, and (ii) contribute all of the shares of common stock of Providence (the “Providence Interest”), and a 0.002% ownership interest in PE Mexico (the “PE Mexico Interest”) to the Partnership (the items set forth in clauses (i) and (ii), together, the “TII Contribution”), in exchange for [ ] Common Units representing a [ ]% limited partner interest in the Partnership and [ ] Subordinated Units representing a [ ]% limited partner interest in the Partnership.

11.	The Partnership shall contribute (i) the TII Equipment to OPCO, (ii) 1.0% of the Providence Interest and 1.0% of the PE Mexico Interest to Compressco Holdings, and Compressco Holdings shall contribute such 1.0% of the Providence Interest and such 1.0% of the PE Mexico Interest to Compressco Dutch BV, and (iii) contribute 99.0% of the Providence Interest and 99.0% of the PE Mexico Interest to OPCO, and OPCO shall contribute such 99.0% of the Providence Interest and such 99.0% of the PE Mexico Interest to Compressco Dutch BV.

12.	Pursuant to the Underwriting Agreement (as hereinafter defined), the Underwriters (as hereinafter defined) shall contribute $[•] in cash to the Partnership in exchange for 2,500,000 Common Units, representing a 15.9% limited partner interest in the Partnership and the General Partner and TII shall thereafter hold a [•]% limited partner interest and [•]% limited partner interest, respectively, in the Partnership.

13.	The public shall purchase, through the Underwriters, 2,500,000 Common Units representing a 15.9% limited partner interest in the Partnership for an aggregate price of $[•] million in cash, less amounts of (i) $[•] in the aggregate (the “Spread”), payable to the Underwriters for the Underwriters’ discount of [•]%, and (ii) $[•] in the aggregate (the “Structuring Fee”), payable to Raymond James & Associates, Inc. and J.P. Morgan Securities, Inc. for a structuring fee.

14.	The Partnership shall use a portion of the net proceeds received from the IPO to (i) pay IPO-related transaction expenses (excluding the Spread and the Structuring Fee) estimated to be approximately $[•] million, and (ii) pay $31.5 million to TETRA Financial Services, Inc. to retire the Intercompany Liability, and the Partnership shall contribute the remaining net proceeds of the IPO to OPCO for use in growing its wellhead compression-based production enhancement services business.

15.	The Partnership shall convey the MLP Sub Business to MLP Sub.

16.	OPCO and Compressco Dutch BV shall enter into a lease agreement, pursuant to which OPCO shall lease to Compressco Dutch BV the TII Equipment.

17.	Compressco Dutch BV, CP Mexico and PE Mexico shall enter into a sublease agreement, pursuant to which Compressco Dutch BV shall sublease to CP Mexico and PE Mexico the TII Equipment.

18.	If the Underwriters exercise the Over-Allotment Option, in whole or in part, the Partnership shall distribute the exercise proceeds (excluding the Spread and the Structuring Fee) to the General Partner. If the Over-Allotment Option is not exercised or is partially exercised, then the Partnership shall distribute any and all Common Units not sold pursuant to the exercise of the Over-Allotment Option to the General Partner.
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     The terms set forth below in this ARTICLE I shall have the meanings ascribed to them below:
     “Commission” means the U.S. Securities and Exchange Commission.
     “Common Unit” has the meaning assigned to such term in the Partnership Agreement.
     “Effective Time” means the time at which the Registration Statement is declared effective by the Commission.
     “Incentive Distribution Rights” has the meaning assigned to such term in the Partnership Agreement.
     “Over-Allotment Option” has the meaning assigned to such term in the Partnership Agreement.
     “Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of [•].
     “Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-155260), as amended and effective at the Effective Time.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Subordinated Unit” has the meaning assigned to such term in the Partnership Agreement.

     “Underwriters” means those underwriters listed in the Underwriting Agreement.
     “Underwriting Agreement” means that certain Underwriting Agreement between [Raymond James & Associates, Inc. and J.P. Morgan Securities, Inc.], as representatives of the Underwriters, the General Partner and the Partnership, dated as of [•].
ARTICLE II
CONTRIBUTION, SALE, ACKNOWLEDGEMENTS AND DISTRIBUTIONS
     Section 2.1 Contribution of CFSI’s Limited Partner Interest in the Partnership to the General Partner. CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to the General Partner, its successors and assigns, for its and their own use forever, all right, title and interest in and to the 99.9% limited partner interest in the Partnership held by CFSI, and the General Partner hereby accepts such 99.9% limited partner interest.
     Section 2.2 Contribution of the Cansub Shares by Compressco to CFSI. Compressco hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to CFSI, its successors and its assigns, for its and their own use forever, all right, title and interest in and to all of the Cansub Shares, and CFSI hereby accepts the Cansub Shares.
     Section 2.3 Sale and Contribution of Certain Assets by CFSI to Cansub. (a) CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Cansub, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the Cansub Sale Interest, and Cansub hereby accepts the Cansub Sale Interest, in exchange for the Cansub Note, in the form attached hereto as Exhibit A, and CFSI hereby accepts the Cansub Note, assumes all of Cansub’s duties and obligations under the Cansub Note, and agrees to pay, perform and discharge, as and when due, all of the obligations of Cansub under the Cansub Note accruing on and after the date of this Agreement, and (b) CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Cansub, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the Cansub Contribution Interest, and Cansub hereby accepts the Cansub Contribution Interest.
     Section 2.4 Sale and Contribution of Certain Assets by CFSI to Compressco Dutch BV. (a) CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch BV, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the Cansub Note, and Compressco Dutch BV hereby accepts the Cansub Note, assumes all of CFSI’s duties and obligations under the Cansub Note, and agrees to pay, perform and discharge, as and when due, all of the obligations of CFSI under the Cansub Note accruing on and after the date of this Agreement, in exchange for the BV Note, in the form attached hereto as Exhibit B, and CFSI hereby accepts the BV Note, assumes all of Compressco Dutch BV’s duties and obligations under the BV Note, and agrees to pay, perform and discharge, as and when due, all of the obligations of Compressco Dutch BV under the BV Note accruing on and after the date of this Agreement, and (b) CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch BV, its successors and its assigns, for its and their own use forever, all right, title and interest in and to (i) all of the Cansub Shares, (ii) all of the Mexico Sub 1 Interests, and (iii) all of the Mexico Sub 2 Interests, and Compressco Dutch BV hereby accepts such ownership interests.

     Section 2.5 Contribution of Ownership Interests in Compressco Dutch BV by CFSI to Compressco Dutch Co-op and Compressco Holdings. (a) CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch Co-op, its successors and its assigns, for its and their own use forever, all right, title and interest in and to 99.0% of the ownership interests in Compressco Dutch BV, and Compressco Dutch Co-op hereby accepts such ownership interests, and (b) CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Holdings, its successors and its assigns, for its and their own use forever, all right, title and interest in and to 1.0% of the ownership interests in Compressco Dutch BV, and Compressco Holdings hereby accepts such ownership interests.
     Section 2.6 Contribution of 1.0% of Ownership Interests in Compressco Dutch BV by Compressco Holdings to Compressco Dutch Co-op. Compressco Holdings hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch Co-op, its successors and its assigns, for its and their own use forever, all right, title and interest in and to 1.0% of the ownership interests in Compressco Dutch BV, and Compressco Dutch Co-op hereby accepts such ownership interests.
     Section 2.7 Contribution of the Domestic Contracts, U.S. Leasehold Interests, U.S. Rental Equipment, Leaseco Note, Leaseco Interests, Ownership Interests in Dutch Co-op, Compressco Holdings Interest, BV Note, Argentina Sub 1 Interests and Argentina Sub 2 Interests by CFSI to OPCO. CFSI hereby grants, distributes, conveys, assigns, transfers, sets over and delivers to OPCO, its successors and assigns, for its and their own use forever, all right, title and interest in and to (i) the Domestic Contracts, (ii) the U.S. Leasehold Interests, (iii) the U.S. Rental Equipment, (iv) the Leaseco Note, (v) all of the Leaseco Interests, (vi) all of the ownership interests in Compressco Dutch Co-op that are owned by CFSI, (vii) all of the Compressco Holdings Interests, (viii) the BV Note; (ix) all of the Argentina Sub 1 Interests and (x) all of the Argentina Sub 2 Interests, and OPCO hereby accepts each of the items set forth in clauses (i) through (x) above, assumes all of CFSI’s duties and obligations under each of the items set forth in clauses (i), (ii), (iv) and (viii) above, and agrees to pay, perform and discharge, as and when due, all of the obligations of Compressco Dutch BV under each of the items set forth in clauses (i), (ii), (iv) and (viii) accruing on and after the date of this Agreement.
     Section 2.8 Contribution of the GP Contribution by CFSI to the General Partner. CFSI hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to the General Partner, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the GP Contribution, and the General Partner hereby accepts the GP Contribution, assumes all of CFSI’s duties and obligations under the liabilities of the MLP Sub Business, and agrees to pay, perform and discharge, as and when due, all of the obligations of CFSI under the liabilities of the MLP Sub Business accruing on and after the date of this Agreement, in exchange for (i) the assumption by the General Partner of the Intercompany Liability, and the General Partner hereby accepts the Intercompany Liability, assumes all of CFSI’s duties and obligations under the Intercompany Liability, and agrees to pay, perform and discharge, as and when due, all of the obligations of CFSI under the Intercompany Liability accruing on and after the date of this Agreement, and (ii) [____] newly issued shares of common stock of the General Partner, and CFSI hereby accepts such shares.

     Section 2.9 Redemption of the Initial Partner Interests in the Partnership and the Return of Initial Capital Contributions. The Partnership (a) hereby redeems the initial 99.9% limited partner interest in the Partnership and the initial 0.1% general partner interest in the Partnership held by the General Partner and (b) hereby refunds and distributes to the General Partner the initial capital contributions made by CFSI and the General Partner to the Partnership along with any interest or other profit that resulted from the investment or other use of such initial capital contributions.
     Section 2.10 Contribution of the GP Contribution by the General Partner to the Partnership. The General Partner hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the GP Contribution, and the Partnership hereby accepts the GP Contribution, assumes all of the General Partner’s duties and obligations under the liabilities of the MLP Sub Business, and agrees to pay, perform and discharge, as and when due, all of the obligations of the General Partner under the liabilities of the MLP Sub Business accruing on and after the date of this Agreement, in exchange for (i) the assumption of the Intercompany Liability by the Partnership, and the Partnership hereby accepts the Intercompany Liability, assumes all of the General Partner’s duties and obligations under the Intercompany Liability, and agrees to pay, perform and discharge, as and when due, all of the obligations of the General Partner under the Intercompany Liability accruing on and after the date of this Agreement, and (ii) (A) a 2.0% general partner interest in the Partnership (B) the Incentive Distribution Rights, (C) [____] Common Units representing a [__]% limited partner interest in the Partnership, (D) [____] Subordinated Units representing a [__]% limited partner interest in the Partnership, and (E) the right to receive proceeds from the Over-Allotment Option and/or additional Common Units (to the extent the Over-Allotment Option is not exercised), and the General Partner hereby accepts each of the items set forth in clauses (A) through (E) above.
     Section 2.11 Cancellation of TII Equipment Rental Contract by TII, CP Mexico and PE Mexico. (a) Each of TII and CP Mexico hereby acknowledge the cancellation and termination of that Equipment Rental Contract, dated November 1, 2008, by and between TII and CP Mexico, pursuant to which TII leases compressor units and other related equipment to CP Mexico, and (b) each of TII and PE Mexico hereby acknowledge the cancellation and termination of that Equipment Rental Contract, dated November 1, 2008, by and between TII and PE Mexico, pursuant to which TII leases compressor units and related equipment to PE Mexico.
     Section 2.12 Contribution of the TII Contribution by TII to the Partnership. TII hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the TII Contribution, and the Partnership hereby accepts the TII Contribution, in exchange for (i) [•] Common Units representing a [•]% limited partner interest in the Partnership, and (ii) [•] Subordinated Units representing a [•]% limited partner interest in the Partnership, and TII hereby accepts such Common Units and Subordinated Units.
     Section 2.13 Contribution of the TII Equipment by the Partnership to OPCO. The Partnership hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to OPCO, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the TII Equipment, and OPCO hereby accepts the TII Equipment.
     Section 2.14 Contribution of Ownership Interests in Providence and PE Mexico by the Partnership to Compressco Holdings and OPCO. (a) The Partnership hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Holdings, its successors and its assigns, for its and their own use forever, all right, title and interest in and to (i) 1.0% of the Providence Interest and (ii) 1.0% of the PE Mexico Interest, and Compressco Holdings hereby accepts such ownership interests, and (b) the Partnership hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to OPCO, its successors and its assigns, for its and their own use forever, all right, title and interest in and to (i) 99.0% of the Providence Interest and (ii) 99.0% of the PE Mexico Interest, and OPCO hereby accepts such ownership interests.
     Section 2.15 Contribution of Ownership Interests in Providence and PE Mexico by Compressco Holdings and OPCO to Compressco Dutch BV. (a) Compressco Holdings hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch BV, its successors and its assigns, for its and their own use forever, all right, title and interest in and to (i) 1.0% of the Providence Interest and (ii) 1.0% of the PE Mexico Interest, and Compressco Dutch BV hereby accepts such ownership interests, and (b) OPCO hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to Compressco Dutch BV, its successors and its assigns, for its and their own use forever, all right, title and interest in and to (i) 99.0% of the Providence Interest and (ii) 99.0% of the PE Mexico Interest, and Compressco Dutch BV hereby accepts such ownership interests.
     Section 2.16 Underwriters’ Cash Contribution. The Parties hereby acknowledge that the Underwriters have, pursuant to the Underwriting Agreement, made a capital contribution to the Partnership of $[•] in cash (or, a net capital contribution to the Partnership of $[•] after the Spread and the Structuring Fee payable to Raymond James & Associates, Inc. and J.P. Morgan Securities, Inc), in exchange for the issuance by the Partnership to the Underwriters of 2,500,000 Common Units, representing a 15.9% limited partner interest in the Partnership.
     Section 2.17 Payment of Transaction Expenses by the Partnership and Contribution of Net Proceeds by the Partnership to OPCO. The Parties hereby acknowledge (i) the payment by the Partnership, in connection with the transactions contemplated hereby, of estimated transaction expenses in the amount of approximately $[•] million (exclusive of the Spread and the Structuring Fee), (ii) the payment of $31.5 million to TETRA Financial Services to retire the Intercompany Liability, and (iii) the contribution by the Partnership to OPCO of $[•] of the net proceeds received from the IPO for use in growing the Partnership’s wellhead compression-based production enhancement services business.
     Section 2.18 Contribution of the MLP Sub Business by the Partnership to MLP Sub. The Partnership hereby grants, contributes, conveys, assigns, transfers, sets over and delivers to MLP Sub, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the MLP Sub Business, and MLP Sub hereby accepts such MLP Sub Business, assumes all of the Partnership’s duties and obligations under the liabilities of the MLP Sub Business, and agrees to pay, perform and discharge, as and when due, all of the obligations of the Partnership under the liabilities of the MLP Sub Business accruing on and after the date of this Agreement.
     Section 2.19 Lease Agreement by and between OPCO and Compressco Dutch BV. OPCO and Compressco Dutch BV hereby acknowledge the effectiveness of a lease agreement, dated of even date herewith, by and between OPCO and Compressco Dutch BV, pursuant to which OPCO shall lease to Compressco Dutch BV the TII Equipment.
     Section 2.20 Sublease Agreement by and among Compressco Dutch BV, CP Mexico and PE Mexico. Compressco Dutch BV, CP Mexico and PE Mexico hereby acknowledge the effectiveness of a sublease agreement, dated of even date herewith, by and among Compressco Dutch BV, CP Mexico and PE Mexico, pursuant to which Compressco Dutch BV shall sublease to CP Mexico and PE Mexico the TII Equipment.
ARTICLE III
ADDITIONAL TRANSACTIONS
     Section 3.1 Sale and Purchase of Additional Common Units. If the Over-Allotment Option is exercised in whole or in part, the Underwriters shall contribute additional cash to the Partnership (the “Proceeds”), in exchange for up to an additional 375,000 Common Units on the basis of the IPO price per Common Unit set forth in the Registration Statement, net of the Spread and the Structuring Fee.
     Section 3.2 Exercise of the Over-Allotment Option. The Parties hereby acknowledge that, if the Underwriters elect to exercise the Over-Allotment Option, the Partnership shall distribute that portion of the Proceeds to the General Partner that is equal in value to the amount by which the value of the GP Contribution exceeded the value of the Common Units and Subordinated Units received by the General Partner in exchange for the GP Contribution. If the Underwriters do not exercise or partially exercise the Over-Allotment Option, the Partnership shall distribute to the General Partner the Common Units that are not purchased by the Underwriters pursuant to the Over-Allotment Option.
ARTICLE IV
FURTHER ASSURANCES
     From time to time after the Effective Time, and without any further consideration, the Parties hereby agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.
ARTICLE V
EFFECTIVE TIME
     Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of ARTICLE II and ARTICLE III of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of ARTICLE II of this Agreement shall be effective and operative in accordance with ARTICLE VI, without further action by any Party hereto.

ARTICLE VI
MISCELLANEOUS
     Section 6.1 Order of Completion of Transactions. The transactions provided for in Article II and Article III of this Agreement shall be completed following the Effective Time in the following order: first, the transactions provided for in Article II shall be completed immediately following the Effective Time in the order set forth therein; and second, following the completion of the transactions provided for in Article II, the transactions provided for in Article III, if they occur, shall be completed.
     Section 6.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.
     Section 6.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
     Section 6.4 No Third-Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
     Section 6.5 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.
     Section 6.6 Choice of Law. This Agreement shall be subject to and governed by the laws of the State of Delaware. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Delaware.
     Section 6.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
     Section 6.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.
     Section 6.9 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.
     Section 6.10 Deed; Bill of Sale; Assignment and Assumption Agreement. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment and assumption agreement” of the assets, interests and obligations granted, contributed, conveyed, assigned, transferred, set over and delivered herein.
(Remainder of page intentionally left blank. Signature pages follow.)

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

COMPRESSCO, INC.
By:
	Name:	Ronald J. Foster
	Title:	President

COMPRESSCO FIELD SERVICES, INC.
By:
	Name:	Ronald J. Foster
	Title:	President

COMPRESSCO CANADA, INC.
By:
	Name:	Ronald J. Foster
	Title:	President

COMPRESSCO LEASING, LLC
By:
	Name:	Philip N. Longorio
	Title:	President

COMPRESSCO MEXICO INVESTMENT I, LLC
By:
	Name:	Philip N. Longorio
	Title:	Manager

COMPRESSCO MEXICO INVESTMENT II, LLC
By:
	Name:	Philip N. Longorio
	Title:	Manager

Signature Page to Contribution, Conveyance and Assumption Agreement

COMPRESSCO DE MEXICO, S. DE R.L. DE C.V.
By:
	Name:	Philip N. Longorio
	Title:	President

COMPRESSCO PARTNERS GP INC.
By:
	Name:	Ronald J. Foster
	Title:	President

COMPRESSCO PARTNERS, L.P. By: Compressco Partners GP Inc., its general partner
By:
	Name:	Ronald J. Foster
	Title:	President

COMPRESSCO PARTNERS OPERATING, LLC By: Compressco Field Services, Inc., its sole member
By:
	Name:	Ronald J. Foster
	Title:	President

COMPRESSCO INTERNATIONAL, LLC By: [ ]
By:
Name:
Title:

Signature Page to Contribution, Conveyance and Assumption Agreement

COMPRESSCO FIELD SERVICES INTERNATIONAL, LLC
By:	[ ]

By:
Name:
Title:

COMPRESSCO DE ARGENTINA S.R.L.

By:	[ ]

By:
Name:
Title:

COMPRESSCO NETHERLANDS B.V.
By:	[ ]

By:
Name:
Title:

COMPRESSCO HOLDINGS, LLC
By:	[ ]

By:
Name:
Title:

COMPRESSCO NETHERLANDS COÖPERATIEF U.A.
By:	[ ]

By:
Name:
Title:

Signature Page to Contribution, Conveyance and Assumption Agreement

COMPRESSCO PARTNERS SUB, INC.
By:
Name:
Title:

TETRA INTERNATIONAL INCORPORATED
By:
Name:
Title:

PRODUCTION ENHANCEMENT MEXICO, S.A. DE C.V.
By:
Name:
Title:

PROVIDENCE NATURAL GAS, LLC
By:
Name:
Title:

TETRA TECHNOLOGIES INC.
By:
Name:
Title:

Signature Page to Contribution, Conveyance and Assumption Agreement

SCHEDULE 1
PRODUCTION ENHANCEMENT SERVICES ASSETS

1-1

SCHEDULE 2
CANSUB ASSETS

2-1

SCHEDULE 3
INDONESIAN ASSETS and INDONESIAN CONTRACTS

3-1

SCHEDULE 4
DOMESTIC CONTRACTS

4-1

SCHEDULE 5
U.S. LEASEHOLD INTERESTS

5-1

SCHEDULE 6
U.S. RENTAL EQUIPMENT

6-1

EXHIBIT A
FORM OF CANSUB NOTE

A-1

EXHIBIT B
FORM OF BV NOTE

C-1